BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock U.S. Government Bond V.I. Fund

BLACKROCK SERIES FUND II, INC.

BlackRock U.S. Government Bond Portfolio

(each, a “Fund”)

Supplement dated October 17, 2019 to the Prospectus of each Fund,

dated May 1, 2019, as amended and supplemented to date

Effective immediately, the following changes are made to each Fund’s Prospectus:

The section of each Prospectus entitled “Details About the Fund—How the Fund Invests—Other Strategies” is amended to add the following as an other strategy of each Fund:

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Inflation-Linked Bonds — The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. Governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The section of each Prospectus entitled “Details About the Fund—Investment Risks” is amended to add the following as an other risk:

Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Shareholders should retain this Supplement for future reference.

PR-VARIISFII-1019SUP